                                  EXHIBIT 10.6

                                PROMISSORY NOTE
                  FROM COMPANY TO GEORGES C. ST. LAURENT, JR.

                                 Promissory Note


For value received, Vitech America, Inc., a Florida Corporation, agrees to pay Georges Campbell St. Laurent, Jr., an individual, the sum of Two Million United States Dollars and No Cents, US$2,000,000.00, 335 days from date of receipt of the funds into Vitech America, Inc. corporate account. This note shall bear interest of 9% per annum, simple interest, paid monthly commencing thirty days from the date of receipt of funds. This note shall convert to a demand note if the financial condition of Vitech America, Inc. changes in any material way which might lessen the financial ability of Vitech to repay this or any debts. This shall be legal and enforceable according to the laws of the State of Florida.

     /s/ William St. Laurent, Pres.                                  5-26-95
- ---------------------------------------                             ---------
William St. Laurent, President                                         Date

I, William St. Laurent, being President and a shareholder of Vitech America, Inc., and materially benefiting from the use of above funds by Vitech America, Inc., do personally guarantee the sum in its entirety.

     /s/ William St. Laurent                                         5-26-95
- ---------------------------------------                             ---------
William St. Laurent, Personally                                        Date

Signed before me this 26th day of May, 1995. Personally known.

     /s/ Linda G. Odom
- ---------------------------------------
Linda G. Odom, Notary Public
State of Florida
My Commission Expires:  2/7/99

                          Amendment to Promissory Note


This is an amendment to the promissory note dated May 26, 1995. For value received, Vitech America, Inc., a Florida Corporation, agrees to pay Georges Campbell St. Laurent, Jr. , an individual, the sum of Two Million United States Dollars and No Cents, US$ 2,000,000.00, on demand. This note shall bear interest of 9% per annum, simple interest, paid monthly commencing thirty days from the date of receipt of funds. This note shall convert to a demand note if the financial condition of Vitech America, Inc. changes in any material way which might lessen the financial ability of Vitech to repay this or any debts. This shall be legal and enforceable according to the laws of the state of Florida.

     /s/ William St. Laurent                                         5-26-95
- ---------------------------------------                             ---------
William St. Laurent, President                                         Date

                                Conversion Option


In consideration for services rendered and capital provided, Vitech America, Inc., a Florida Corporation, located at 8807 N.W. 23rd Street, Miami, Florida, 33172, does grant Georges Campbell St. Laurent the right to purchase $2.0 million worth of "units" of the pending "first-round" private placement offering for capital by Vitech America, Inc.. The price of the equity portion of the "units" will be discounted 20% to the final price as set by Underwriters or Vitech as the case may be. Debt portion of the "units" will not be discounted.

     /s/ William St. Laurent                                         5-26-95
- ---------------------------------------                             ---------
William St. Laurent, President                                         Date
[Corporate Seal for Vitech America Inc., Florida]

Signed before me this 26th Day of May, 1995.  Personally Known.

     /s/ Linda G. Odom
- ---------------------------------------
Linda G. Odom, Notary Public
State of Florida
My Commission Expires:  2/7/99
[Notary seal, State of Florida, Commission No. CC437627]

                         Amendment to Conversion Option


Considering the successful closing of the Meris Financial Private Convertible Issue, and pursuant to the conversion option dated May 25, 1995, Vitech America, Inc. does grant George Campbell St. Laurent, Jr. the right to purchase Five and Nine Hundred Twenty Five Thousandths (5.925%) of the common shares of Vitech America outstanding for Two Million Dollars and No Cents ($2,000,000.00).

     /s/ William St. Laurent                                        11-1-95
- ---------------------------------------                             ---------
William St. Laurent, President                                         Date


Signed before me this 1st Day of November, 1995.  Personally Known.

     /s/ Linda G. Odom
- ---------------------------------------
Linda G. Odom, Notary Public
State of Florida
My Commission Expires:  2/7/99